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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934





Date of report (Date of earliest event reported)              September 15, 1999




                              HUDSON UNITED BANCORP
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               (Exact Name of Registrant as Specified in Charter)




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
          New Jersey                                 1-08660                               22-2405746
(State or Other Jurisdiction of               (Commission File No.)          (I.R.S. Employer Identification No.)
        Incorporation)
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1000 MacArthur Boulevard, Mahwah, NJ                                    07430
(Address of Principal Executive Offices)                              (Zip Code)




Registrant's telephone number, including area code                (201) 236-2600
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                    INFORMATION TO BE INCLUDED IN THE REPORT


ITEM 5.        OTHER EVENTS.


     As previously reported, Hudson United Bancorp ("HUB") has entered into an Agreement and Plan of Merger with Dime Bancorp, Inc. ("Dime"), an Agreement and Plan of Merger with JeffBanks, Inc. ("JeffBanks") and an Agreement and Plan of Merger with Southern Jersey Bancorp of Delaware, Inc. ("Southern Jersey"). In connection with these transactions, there is included at Item 7 of this Current Report on Form 8-K certain historical financial information regarding Dime, JeffBanks and Southern Jersey.


ITEM 7.        EXHIBITS.

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
Exhibit 99.1 -    Audited Consolidated Financial Statements of Dime as of
                  December 31, 1998.

Exhibit 99.2 -    Unaudited Consolidated Financial Statements of Dime as of
                  March 31, 1999.

Exhibit 99.3 -    Unaudited Consolidated Financial Statements of Dime as of
                  June 30, 1999.

Exhibit 99.4 -    Audited Consolidated Financial Statements of JeffBanks as of
                  December 31, 1998.

Exhibit 99.5 -    Unaudited Consolidated Financial Statements of JeffBanks as of
                  March 31, 1999.

Exhibit 99.6 -    Unaudited Consolidated Financial Statements of JeffBanks as of
                  June 30, 1999.

Exhibit 99.7 -    Audited Consolidated Financial Statements of Southern Jersey
                  as of December 31, 1998.

Exhibit 99.8 -    Unaudited Consolidated Financial Statements of Southern Jersey
                  as of March 31, 1999.

Exhibit 99.9 -    Unaudited Consolidated Financial Statements of Southern Jersey
                  as of June 30, 1999.
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     HUDSON UNITED BANCORP



Dated: October 5, 1999               By:  /s/ D. LYNN VAN BORKULO-NUZZO
                                          --------------------------------------
                                          D. LYNN VAN BORKULO-NUZZO
                                          Executive Vice-President and Secretary


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                               INDEX TO EXHIBITS


  Exhibit No.                     Description
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
Exhibit 99.1 -    Audited Consolidated Financial Statements of Dime as of
                  December 31, 1998.

Exhibit 99.2 -    Unaudited Consolidated Financial Statements of Dime as of
                  March 31, 1999.

Exhibit 99.3 -    Unaudited Consolidated Financial Statements of Dime as of
                  June 30, 1999.

Exhibit 99.4 -    Audited Consolidated Financial Statements of JeffBanks as of
                  December 31, 1998.

Exhibit 99.5 -    Unaudited Consolidated Financial Statements of JeffBanks as of
                  March 31, 1999.

Exhibit 99.6 -    Unaudited Consolidated Financial Statements of JeffBanks as of
                  June 30, 1999.

Exhibit 99.7 -    Audited Consolidated Financial Statements of Southern Jersey
                  as of December 31, 1998.

Exhibit 99.8 -    Unaudited Consolidated Financial Statements of Southern Jersey
                  as of March 31, 1999.

Exhibit 99.9 -    Unaudited Consolidated Financial Statements of Southern Jersey
                  as of June 30, 1999.
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